                                                                   Exhibit 10.36

                                  OFFICE LEASE

              SOFI-IV S1M OFFICE INVESTORS II, LIMITED PARTNERSHIP

                                    Landlord

                                       and

                                 INTEFLUX, INC.

                                     Tenant

                             Dated: November 1, 2000

                                TABLE OF CONTENTS

        ARTICLE 1      SUMMARY OF BASIC TERMS

        ARTICLE 2      DELIVERY, TERM AND CONSTRUCTION
              2.1      Term
              2.2      Memorandum
              2.3      Area Measurement
              2.4      Condition

        ARTICLE 3      USES OF PREMISES
              3.1      Permitted Uses
              3.2      Insurance Restrictions
              3.3      Improvements
              3.4      Prohibitions
              3.5      Common Areas
              3.6      Rules and Regulations
              3.7      Compliance with Law
              3.8      Audit
              3.9      Parking
              3.10     Keys, Locks and Access Cards

        ARTICLE 4      SECURITY DEPOSIT AND GUARANTIES

        ARTICLE 5      RENTS
              5.1      Base Rent
              5.2      Late Charges and Interest
              5.3      Excise Taxes
              5.4      Obligations are Rent
              5.5      Proration

        ARTICLE 6      OPERATING COSTS
              6.1      Tenant's Share
              6.2      Estimates
              6.3      Annual Reconciliation
              6.4      Partial Year Proration; Variable Cost Adjustment
              6.5      Operating Costs
              6.6      Exclusions

        ARTICLE 7      TAXES

        ARTICLE 8      INSURANCE AND INDEMNITY
              8.1      Insurance Policies
              8.2      Policy Requirements
              8.3      Evidence of Coverage
              8.4      Indemnity and Exculpation

              8.5      Landlord's Policies

        ARTICLE 9      FIRE AND CASUALTY
              9.1      Termination Rights
              9.2      Restoration
              9.3      Abatement
              9.4      Demolition of Project
              9.5      Agreed Remedies

        ARTICLE 10     CONDEMNATION
              10.1     Automatic Termination
              10.2     Optional Termination
              10.3     Award

        ARTICLE 11     MAINTENANCE
              11.1     By Tenant
              11.2     By Landlord

        ARTICLE 12     UTILITIES

        ARTICLE 13     LANDLORD RIGHT OF ENTRY

        ARTICLE 14     SIGNS

        ARTICLE 15     TENANT ALTERATIONS
              15.1     Tenant Alterations
              15.2     Tenant Installations
              15.3     Mechanics Liens

        ARTICLE 16     ASSIGNMENT AND SUBLETTING
              16.1     Consent Required
              16.2     Requests for Approval
              16.3     Continued Responsibility
              16.4     Excess Proceeds
              16.5     Limitations
              16.6     No Waiver
              16.7     Transfer by Landlord

        ARTICLE 17     SUBORDINATION AND ATTORNMENT
              17.1     Subordination
              17.2     Lender Protection
              17.3     Documentation
              17.4     Other Transactions

        ARTICLE 18     ESTOPPEL CERTIFICATES

        ARTICLE 19     QUIET ENJOYMENT

        ARTICLE 20     SURRENDER AND HOLDOVER
              20.1     Surrender
              20.2     Holdover

        ARTICLE 21     BREACH, DEFAULT, AND REMEDIES
              21.1     Default
              21.2     Remedies
              21.3     Subtenancies

        ARTICLE 22     LANDLORD LIABILITY

        ARTICLE 23     NOTICES

        ARTICLE 24     BROKERAGE

        ARTICLE 25     RELOCATION

        ARTICLE 26     GENERAL
              26.1     Severability
              26.2     No Waiver
              26.3     Effect of Payment
              26.4     Delay
              26.5     Lender Notice
              26.6     No Offer
              26.7     Successors
              26.8     Integration
              26.9     Waiver of Jury Trial
              26.10    Governing Law
              26.11    Deadlines Enforceable
              26.12    Counterparts
              26.13    Additional Provisions

        EXHIBITS:
        EXHIBIT A - THE PREMISES
        EXHIBIT A-1 - INTENTIONALLY OMITTED
        EXHIBIT B - THE PROJECT
        EXHIBIT C - INTENTIONALLY OMITTED
        EXHIBIT D - RULES AND REGULATIONS

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                                  OFFICE LEASE

SOFI-IV SIM OFFICE INVESTORS II LIMITED PARTNERSHIP, an Delaware limited partnership (Landlord), hereby leases the Premises described below, for the Term and on the terms and conditions set forth in this Lease, to INTEFLUX, INC., an
Arizona corporation (Tenant).

ARTICLE 1 SUMMARY OF BASIC TERMS

1.1 The Premises: Suite 310 in the Building consisting of approximately 3,514 square feet of rentable area as illustrated on the attached Exhibit A.

1.2 The Building: The building is located at 2600 North Central Avenue, Phoenix,
Arizona.

1.3 Project means the Building identified in Section 1 .2, and all lands and facilities used in connection with the Building as reasonably determined from time to time by Landlord. The Project consists of approximately 323,607 square feet of rentable area.

1.4 Names of Guarantors: None.

1.5 Security Deposit: $5,000.00.

1.6 The Term: 2 years and 5 months, beginning on the Commencement Date and ending on the Expiration Date.

1.7 Commencement and Expiration Dates: January 1, 2001, and May 31, 2003,
respectively, subject to the provisions of Exhibit C.

1.8 Base Rent:

Dates            Annual Base Rent  Base Rent Per Square Foot   Monthly Base Rent
1/1/01  5/31/01     $52,710.00           $15.00/sq. ft.             $4,392.50
8/1/01  5/31/02     $56,224.00           $16.00/sq. ft.             $4,636.33
6/1/02  5/31/03     $59,738.00           $17.00/sq. ft.             $4,978.17

1.9 Tenant's Proportionate Share: 1 .09%, consisting of the proportion that the rentable area of the Premises bears to the rentable area of the Project.
Landlord reserves the right from time to time to re-determine the size of the rentable area of the Premises and/or of the Project.

1.10 Base Year: 1993

1.11 Description of Tenant's Business: General Office Use

1.12 Normal Business Hours: 7:00 a.m. to 6:00 p.m., Monday through Friday. 8:00
a.m. to 1:00 p.m. on Saturday. Current hourly charge for HVAC services provided outside Normal Business Hours: $8.50 per hour, per HVAC zone.

1.13 Tenant Improvement Allowance: None.

1.14 Tenant's Address for Pre-occupancy Notices:

1.15 Notice Addresses:  LANDLORD'S:  c/o Scottsdale Property Management 97, LLC
                                     9495 E. San Salvador, Suite 100
                                     Scottsdale, AZ 85258

                        TENANT'S:

1.16 Tenant's designated broker: None

1.17 Landlord's designated broker: Scottsdale Property Management 97, L.L.C.

ARTICLE 2 DELIVERY, TERM AND CONSTRUCTION

2.1 Term. The Term of this Lease, and the dates of commencement and expiration of the Term, are set forth in Sections 1.6 and 1.7.

2.2 Memorandum. At the request of either party at any time following initial occupancy of the Premises by Tenant, Landlord and Tenant shall execute a written memorandum reflecting the date of initial occupancy and confirming the
Commencement Date and Expiration Date.

2.3 Area Measurement. "Rentable Area" means area measured in accordance with
American Notional Standard Z65.1-1980, as published by BOMA International.

2.4 Condition. Landlord shall have no obligation to make any Improvements or alterations to the Premises or the Building whatsoever, and Tenant accepts the
Premises in an AS IS condition, with all faults. Notwithstanding the foregoing, if an Exhibit C is attached to this Lease, Landlord shall cause improvements to be constructed and alterations to be made in the Premises in accordance with the provisions of Exhibit C.

ARTICLE 3 USE OF PREMISES

3.1 Permitted Uses. Tenant may use and occupy the Premises for the purposes set forth in Section 1.11 and for no other purpose whatsoever without Landlord's prior written consent. Tenant shall not use the Premises for any purpose in violation of exclusive rights granted by Landlord from time to time to any other
Tenant; provided, however, that Landlord shall not grant any exclusive right that would prevent Tenant from conducting its business as described in Section
1.11.

3.2 Insurance Restrictions. Tenant shall not perform any act which would cause the cancellation of any insurance policies related to the Project. Tenant shall reimburse Landlord for any increases in insurance premiums paid by Landlord directly related to the nature of Tenant's use of the Premises or the nature of
Tenant's business.

3.3 Improvements. If solely due to the nature of Tenant's use of the Premises, improvements or alterations are necessary to comply with any requirements imposed by law or with the requirements of insurance carriers, Tenant shall pay the entire cost of the improvements or alterations.

3.4 Prohibitions. Tenant shall not cause or maintain any nuisance in or about the Premises and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which would create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, noise or heat. Tenant shall not cause the safe floor loading capacity to be exceeded. Tenant shall not disturb or interfere with the quiet enjoyment of the premises of any other tenant.

3.5 Common Areas. All of the portions of the Project made available by Landlord for use in common by tenants and their employees and invitees (Common Areas) at all times shall remain subject to Landlord's exclusive control and Landlord shall be entitled to make such changes in the Common Areas as It deems appropriate. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the
Building and to change the name, number or designation by which the Building or the Project is commonly known.

3.6 Rules and Regulations. Tenant shall comply and shall cause its employees to comply with the rules and regulations for the Project. The current rules and regulations are attached as Exhibit D. Landlord from time to time by notice to
Tenant may amend the rules and regulations and establish other reasonable non-discriminatory rules and regulations for the Project.

3.7 Compliance with Law. Without in any manner limiting any other provision of this Lease, Tenant hereby represents and warrants and agrees for the full term of any obligations under this Lease:

          (a) to comply fully with all federal, state and local laws, rules, orders, or regulations pertaining to health or the environment (Environmental
Laws), including, without limitation, the comprehensive Environmental Response,
Compensation, and Liability Act of 1980, as amended ("CERCLA") and the Resource
Conservation and Recovery Act of 1987, as amended ("RCRA");

          (b) that Tenant will not dispose of nor permit or acquiesce in the disposal of any waste (including, but not limited to, any paints, solvents, or paint thinners) products on, under or around the Premises;

           (c) to defend, indemnify and hold harmless Landlord for any and all costs, claims, demands, damages including attorney's fees and court costs and investigatory and laboratory fees, related to any breach of this Lease, including, without limitation, any adverse health or environmental condition
(including without limitation any violation of Environmental Laws) occurring during the term of this Lease. This indemnification to Landlord shall survive the termination of the Lease;

           (d) comply with all reporting obligations imposed under the Federal
Emergency Planning and Community Right to Know Act of 1986 and any similar state or local laws, rules or regulations;

           (e) comply with all pretreatment requirements imposed by law with respect to the disposal of waste or effluent into the sanitary sewer system;

           (f) prevent any dumping, spillage, leakage or runoff of substances regulated by Environmental Laws ("Regulated Substances") into dry wells, storm drains, water retention areas, Common Areas or any areas where such substances could be absorbed into the soil;

           (g) obtain and maintain all permits required by federal, state or local laws, rules or regulations;

           (h) prepare, and upon request provide a copy to Landlord of, all response plans required by applicable law; and

           (i) not keep, store, or use within the Premises any Regulated
Substances except small quantities that are reasonably necessary for Tenant's business and customarily associated with office usage, such as copier supplies.

3.8 Audit. At any time and from time to time, Landlord may retain an environmental consultant or engineer to conduct an audit or environmental assessment of the Premises and Tenant's compliance with applicable laws, rules and regulations. Tenant shall extend its full cooperation with the audit or investigation. If Tenant is found not to be substantially in compliance with applicable law, all reasonable costs associated with the audit or assessment shall be paid by Tenant to Landlord upon demand; otherwise all costs shall be borne by Landlord. In addition, Tenant, at Landlord's request from time to time, shall complete such questionnaires and provide such information with respect to
Tenant's activities and operations on the Premises as Landlord shall reasonably require.

3.9  Parking.  Tenant shall lease the following parking spaces:
     # of Spaces        Parking Area            Price per Space      Total Price
     20                 Covered, random         $15.00               $300.00

3.10 Keys, Locks and Access Cards.

           (a) Landlord shall furnish Tenant two keys for each corridor door entering the Premises. Additional keys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's permission, and Tenant shall not make, or permit to be made any duplicate keys. Upon termination of this Lease.
Tenant shall surrender to Landlord all keys of the Premises, and give to
Landlord the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

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             (b) Landlord shall furnish tenant with security access cards for the Building ("Access Cards"). Access Cards will be furnished at a reasonable charge by Landlord on an order signed by Tenant or Tenant's authorized representative. A portion of the charge for the Access Cards may constitute a deposit, the balance of which shall compensate Landlord for costs, record keeping and other administrative items in respect of the Access Cards. All such orders shall be treated as confidential. All such cards shall remain the property of Landlord. Replacement Access Cards shall be subject to a reasonable charge. Landlord shall charge Tenant a reasonable transfer fee in connection with a change in the registration of an Access Card. Tenant shall promptly notify Landlord of a lost Access Card. UNDER NO CIRCUMSTANCES shall tenant label, or in any other way identify, any Access Cards as to the name of the
Building, address of the Building, or include tenant's personal or company name.
Upon termination of any officer, employee, or any other authorized representative of Tenant, any Access Card to said person shall be surrendered to
Tenant immediately. It shall be the Tenant's obligation to notify Landlord of all terminated access privileges as soon as possible following such action. Upon termination of this Lease, Tenant shall surrender to Landlord all registered
Access Cards. The card deposit portion of the charge paid by Tenant, if any, will be refunded by Landlord within thirty days, provided all Access Cards are in a reusable condition.

ARTICLE 4 SECURITY DEPOSIT

       Upon execution of this Lease, Tenant shall deposit with Landlord a security deposit in the amount set forth in Section 1.5 to secure Tenant's performance of this Lease. The deposit shall not bear interest, shall not be required to be maintained in a separate account, and shall be returned, less any unpaid claims against Tenant, upon the expiration of this Lease and the surrender of possession of the Premises, to Tenant or the last assignee of
Tenant's interest.

ARTICLE 5 RENT

5.1 Base Rent. Tenant shall pay to Landlord, in advance, on the first day of each calendar month, beginning on the Commencement Date, Base Rent in the amount set forth in Section 1.8.

5.2 Late Charges and Interest. Tenant shall pay to Landlord a late charge equal to ten percent (10%) of the amount due if any installment of Base Rent or if any other amount payable under this Lease is not received by Landlord within ten
(10) days after the due date therefore. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment and that such late charge constitutes liquidated damages to compensate Landlord for costs and inconveniences of special handling and disruption of cash flow. The assessment or collection of a late charge shall not constitute the waiver of a default and shall not bar the exercise of other remedies for nonpayment. In addition to the late charge, all amounts not paid within ten (10) days after the date due shall bear interest from the date due until paid at a rate equal to the lesser of: (i) eighteen percent (18%) per annum, or (ii) the maximum rate allowed by applicable law.

5.3 Excise Taxes. Tenant shall pay to Landlord all rental, sales, use, transaction privilege, or other excise tax levied or imposed upon, or measured by, any amount payable by Tenant under this Lease.

5.4 Obligations Are Rent. All amounts payable to Landlord under this Lease constitute rent and shall be payable without notice, demand, deduction or offset to such person and at such place as Landlord may from time to time designate by written notice to Tenant.

5.5 Proration. Base Rent payable with respect to a period consisting of less than a full calendar month shall be prorated.

ARTICLE 6 OPERATING COSTS

6.1 Tenant's Share. Tenant shall pay to Landlord Tenant's Proportionate Share of
Operating Costs for each calendar year in excess of the Operating Costs for the
Base Year as set forth in Section 1.10.

6.2 Estimates. From time to time Landlord shall by written notice specify
Landlord's estimate of Tenant's obligation under Section 6.1. Tenant shall pay one-twelfth of the estimated annual obligation on the first day of each calendar month.

6.3 Annual Reconciliation. Within 120 days after the end of each calendar year,
Landlord shall provide to Tenant a written summary of the Operating Costs for the calendar year, determined on an accrual basis and broken down by principal categories of expense. The statement also shall set forth Tenant's Proportionate
Share of Operating Costs and shall show the amounts paid by Tenant on account.
Any difference between Tenant's obligation and the amounts paid by Tenant on account shall be paid or refunded, as the case may be, within fifteen days after the statement is provided. Late delivery of the annual statement of Operating
Costs shall not relieve Tenant of any obligation with respect to payment of
Tenant's Proportionate Share of the Operating Costs.

6.4 Partial Year Proration. During the first and last years of the Term, Tenants responsibility for Operating Costs shall be adjusted in the proportion that the number of days of that calendar year during which the Lease is in effect bears to 365. Tenant's obligations under this Article 6 for the payment of Operating
Costs during the Lease Term, including the payment of any deficiency following receipt of the annual statement under Section 6.3, shall survive the expiration or termination of this Lease.

6.5 "Operating Costs" consist of all costs of operating, maintaining and repairing the Project, including, without limitation, the following:

           (a) Premiums for property, casualty, liability, rent interruption or other insurance.

           (b) Salaries, wages and other amounts paid or payable for personnel including the Project manager, superintendent, operation and maintenance staff, and other employees of Landlord involved in the maintenance and operation of the
Project, including contributions and premiums towards fringe benefits, unemployment and workers' compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or managers engaged in the repair, care, maintenance and cleaning of any portion of the Project.

                                       10

           (c) Cleaning, including sweeping of parking areas and removal of snow and ice.

           (d) Landscaping, including irrigating, trimming, mowing, fertilizing, seeding, and replacing plants.

           (e) Utilities, including fuel, gas, electricity, water, sewer, telephone, and other services.

           (f) Maintaining, operating, repairing and replacing equipment.

           (g) Other items of repair or maintenance of the Project.

           (h) Policing and security.

           (i) The cost of the rental of any equipment and the cost of supplies used in the maintenance and operation of the Project.

           (j) Audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements, and in the computation of the rents and charges payable by tenant of the
Project.

           (k) Costs of capital expenditures incurred for the purpose of reducing Operating Costs, and costs of improvements, repairs, or replacements which otherwise constitute Operating Costs under this Article but which are properly charged to capital accounts shall not be included in Operating Costs in a single year but shall instead be amortized over their useful lives, as determined by the Landlord in accordance with generally accepted accounting principles, and only the annual amortization amount shall be included in
Operating Costs.

           (l) A fee for the administration and management of the Project appropriate to the nature of the Project as reasonably determined by the
Landlord from time to time.

           (m) Costs of alterations or modifications to the Project necessary to comply with requirements of applicable law; and

           (n) General and special real and personal property taxes and assessments for the Project and expenses incurred in efforts to reduce taxes or assessments.

6.6 Exclusions. Notwithstanding anything to the contrary in Section 6.5,
"Operating Costs" shall not include:

           (a) Amounts reimbursed by other sources, such as insurance proceeds, equipment warranties, judgments or settlements.

           (b) Utilities or other expenses paid directly by tenants to suppliers or paid by tenants to Landlord for separately metered or special services such as after-hours air conditioning services.

                                       11

           (c) Ground rents.

           (d) Payments on any mortgage or other encumbrance.

           (e) Construction of tenant improvements.

           (f) Replacements (but not repairs) of structural elements.

           (g) Leasing commissions.

           (h) General overhead and administrative expenses of Landlord not directly related to the operation of the Project.

ARTICLE 7 TAXES

7.1 Landlord shall pay before delinquent all general and special real property taxes assessed or levied on the Project, subject to reimbursement under Article
6.

7.2 Tenant shall pay before delinquent all taxes levied or assessed upon, measured by, or arising from (a) the conduct of Tenant's business; (b) Tenant's leasehold estate; or (c) Tenant's property.

ARTICLE 8 INSURANCE AND INDEMNITY

8.1 Insurance Policies. Tenant shall, at its expense, take out and keep in full force and effect the following Insurance:

           (a) All-risk property insurance including sprinkler leakage in an amount equal to the full replacement cost of all property owned by Tenant.

           (b) Business interruption insurance with a limit sufficient to insure not less than a six month loss of income.

           (c) Plate glass insurance coverage.

           (d) Comprehensive liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant, including coverage for "premises/operations", "products and completed operations", and
"blanket contractual" liabilities, written on an occurrence basis with limits not less than $1,000.000, naming Landlord, its agents, affiliates and contract property manager as additional insureds.

           (e) At all times during the Lease Term, Tenant shall procure and maintain workers' compensation insurance in accordance with applicable law and employer's liability insurance with a limit not less than $1,000,000 bodily injury each accident; $1,000,000 bodily injury by disease - each person; and
$1,000,000 bodily injury by disease-policy limit.

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8.2  Policy Requirements.  Tenant's insurance policies shall:

           (a) where applicable, contain the mortgagee's standard mortgage clause and in any event a waiver of any subrogation rights which Tenant's insurers may have against Landlord and against those for whom the Landlord is in law responsible;

           (b) be taken out with insurers reasonably acceptable to Landlord and be in a form satisfactory from time to time to Landlord;

           (c) be non-contributing and apply as primary and not as excess to, any other insurance available to the Landlord;

           (d) not be invalidated with respect to the interests of the Landlord and the holder of any encumbrance on the Project by reason of any breach or violation by Tenant of any warranties, representations, declarations or conditions contained in the policies;

           (e) contain an undertaking by the insurers to notify the Landlord, and the holder of any encumbrance on the Project designated by Landlord, in writing not less than thirty days prior to any material change, cancellation or termination; and

           (f) be satisfactory in form, substance, limits, deductibles and retentions to Landlord.

8.3 Evidence of Coverage. Tenant shall deliver to Landlord certificates of insurance or, if required by Landlord, certified copies of each such insurance policy: (a) as soon as practicable after the placing of the required insurance and (b) periodically thereafter before expiration, renewal or replacement of the policies then in force. No review or approval of any such insurance certificate by Landlord shall derogate or diminish Landlord's rights or Tenant's obligations. Tenant shall not take possession of the Premises without having complied with the requirements of this Section.

8.4 Indemnity and Exculpation. Tenant shall defend, indemnify and hold Landlord harmless, regardless of any negligence imputed to Landlord as owner of the real property involved in an injury, from and against any and all loss, claims, actions, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising directly or indirectly from or out of this Lease, or any occurrence in, upon or at the Premises, or the occupancy or use by the Tenant of the Premises, or any act or omission of Tenant, its agents, servants, employees or invitees.
Tenant shall not be required, however, to indemnify Landlord against a claim arising from Landlord's active negligence or willful misconduct. Landlord shall not be liable and Tenant hereby waives all claims for any damage to any property in or about the Premises or the Project or injury or inconvenience to Tenant's business, by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances). Tenant acknowledges that it is protecting itself against loss by maintaining appropriate insurance coverage.

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8.5 Landlord's Policies. No insurable interest is conferred upon Tenant under any policies of insurance carried by Landlord, and Tenant shall not be entitled to share or receive proceeds of any insurance policy carried by Landlord.

ARTICLE 9 FIRE AND CASUALTY

9.1 Termination Rights. If all or part of the Premises is rendered untenantable by damage from fire or other casualty which in Landlord's opinion cannot be substantially repaired (employing normal construction methods without overtime or other premium) under applicable laws and governmental regulations within 180 days from the date of the fire or other casualty, then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not later than ten days after notice of such determination is given by Landlord.

9.2 Restoration. If in Landlord's opinion the damage caused by the fire or casualty can be substantially repaired (employing normal construction methods without overtime or other premium) under applicable laws and governmental regulations within 180 days from the date of the fire or other casualty, or if neither party exercises its right to terminate under Section 9,1, Landlord shall, but only to the extent that insurance proceeds are available therefore, repair such damage other than damage to furniture, chattels or trade fixtures which do not belong to the Landlord, which shall be repaired forthwith by Tenant at its own expense.

9.3 Abatement. During any period of restoration, the Base Rent payable by Tenant shall be proportionately reduced to the extent that the Premises are thereby rendered untenantable from the date of casualty until completion by Landlord of the repairs to the Premises (or the part thereof rendered untenantable) or until
Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

9.4 Demolition of Project. Notwithstanding anything to the contrary in Section
9.1 if all or a substantial part (whether or not including the Premises) of the
Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the opinion of Landlord the Project must be totally or partially demolished, whether or not to be reconstructed in whole or in part,
Landlord may elect to terminate this Lease as of the date of the casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than sixty days after the date of the fire or casualty.

9.5 Agreed Remedies. Except as specifically provided in this Article, there shall be no reduction of rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom in or to any portion of the Project or the Premises.
Tenant waives any statutory or other rights of termination by reason of fire or other casualty, it being the intention of the parties to provide specifically and exclusively in this Article for the rights of the parties with respect to termination of this Lease as a result of a casualty.

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ARTICLE 10 CONDEMNATION

10.1 Automatic Termination. If during the Term all or any part of the Premises is permanently taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises.

10.2 Optional Termination. If during the term any part of the Project is taken or purchased by right of eminent domain or in lieu of condemnation, whether or not the Premises are directly affected, then if in the reasonable opinion of
Landlord substantial alteration or reconstruction of the Project is necessary or desirable as a result thereof, or the amount of parking available to the Project is materially and adversely affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty days' written notice of such termination.

10.3 Award. Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements and Tenant shall not have or advance any claims against Landlord for the value of its property or its leasehold estate or the unexpired term of this Lease or for costs of removal or relocation or business interruption expense or any other damages arising out of the taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award of compensation attributable to the taking or purchase of Tenant's chattels or trade fixtures or attributable to Tenant's relocation expenses provided that any such separate claim by Tenant shall not reduce or adversely affect the amount of Landlord's award. If any such award made or compensation paid to Tenant specifically includes an award or amount for
Landlord, Tenant shall promptly account therefore to Landlord.

ARTICLE 11 MAINTENANCE

11.1 By Tenant. Tenant shall maintain equipment, alterations or other improvements whether constructed for Tenant's initial occupancy or made subsequently pursuant to Article 15, such as supplemental or special cooling systems not consistent with building standard tenant improvements as established by the Landlord. If Tenant does not comply with its obligations under this
Article, Landlord may, but need not, make such repairs and replacements or obtain such service contracts, and Tenant shall pay Landlord the cost thereof upon demand. Tenant also shall make such repairs and alterations necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction.

11.2 By Landlord. Landlord shall maintain the Premises and the improvements thereon (including all doors, plate glass, and heating, air conditioning, ventilation, electrical and plumbing systems serving the Premises), in good condition and repair. Landlord shall provide janitorial services to the Premises five nights per week. Landlord shall maintain the Project and all Common Areas in good condition and repair in accordance with standards then prevailing for comparable properties of like age and character. Landlord shall repair structural defects in roof or walls and any common utility facilities in the
Common Areas. Landlord shall not be liable or responsible for breakdowns or temporary interruptions in access or utilities nor for interference with
Tenant's business or Tenant's access to the Premises during the course of repairs or remedial work.

                                       15

ARTICLE 12 UTILITIES

Landlord shall supply to the Premises electrical power for lighting, for the operation of heating, ventilation and air conditioning equipment, and for the operation of normal small office equipment and shall supply water and sewer services for any plumbing facilities in the Premises. Tenant shall pay Landlord upon demand for any lighting or heating, ventilation and air conditioning provided outside of Normal Business Hours at Landlord's standard hourly rates, which shall be subject to adjustment for changes in electrical power rates.
Tenant shall pay Landlord upon demand for any utility costs attributable to any special or supplemental cooling systems or other special equipment as established by Landlord. The Normal Business Hours for the Building and the
current applicable rate for after-hours usage are set forth in Section 1.12. Any other utilities provided to the Premises, including telephone and other telecommunication services, shall be arranged directly by Tenant with the utility supplier, including the posting of any required deposits, and paid directly to the utility supplier when due. Tenant is responsible for requesting from Landlord the names of suppliers currently authorized to contract with
Tenants in the Building. Landlord shall have no responsibility for the maintenance of Tenant's telecommunications equipment, including wiring, nor for any other infrastructure to which Tenant's telecommunications equipment may be connected. Tenant agrees that to the extent any such service is interrupted, curtailed, or discontinued, Landlord shall have no obligation or liability with respect thereto other than for actual out-of-pocket damages in an amount not to exceed the actual cost of repair incurred on account of the gross negligence or willful misconduct of Landlord, or its contractors, agents, or employees and shall not include any consequential damages or punitive damages, and it shall be the sole obligation of Tenant at its expense to obtain substitute service.

ARTICLE 13 LANDLORD RIGHT OF ENTRY

Upon reasonable notice to Tenant, Landlord shall have access to the Premises for purposes of showing the Premises to current or prospective lenders, to prospective purchasers of the Project, and, during the twelve-month period preceding the expiration of the term of this Lease, to prospective tenants.
Landlord shall at all times have access to the Premises for purposes of inspection and performing Landlord's obligations and exercising its rights under this Lease.

ARTICLE 14 SIGNS

Tenant shall not place or permit to be placed any sign, picture, advertisement, notice, lettering or decoration on any part of the outside of the Premises or anywhere in the interior of the Premises which is visable from the outside of the Premises without Landlord's prior written approval. All of Tenant's signs shall be subject to Landlord's prior approval.

ARTICLE 15 TENANT ALTERATIONS

15.1 Tenant Alterations. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises, provided that any such change, addition or improvement shall:

                                       16

           (a) comply with the requirements of any governmental or
quasi-governmental authority having jurisdiction (including, without limitation, the Americans with Disabilities Act), with the requirements of Landlord's insurance carriers, and with Landlord's safety and access requirements, including restrictions on flammable materials and elevator usage;

           (b) not be commenced until Landlord has received satisfactory evidence that all required permits have been obtained;

           (c) be made only with the prior written consent of Landlord (which may be withheld in Landlord's sole discretion, to the extent it relates in
Landlord's opinion to the structure or electrical, HVAC, plumbing or sprinkler systems of the Building, but which otherwise shall not be unreasonably withheld);

           (d) be construed in good workmanlike manner and conform to complete working drawings prepared by a licensed architect and submitted to and approved by Landlord;

           (e) be of a quality that equals or exceeds the then current standard for the Project and comply with all building, fire and safety codes;

           (f) be carried out only during hours approved by Landlord by licensed contractors selected by Tenant and approved in writing by Landlord, who shall deliver to Landlord before commencement of the work, performance and payment bonds as well as proof of workers' compensation and general liability insurance coverage, including coverage for completed operations and contractual liability, with Landlord and its agents and designees named as additional insureds, in amounts, with companies, and in form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work shall be carried out. Notwithstanding the foregoing, only subcontractors selected or designated by Landlord may be used to make connection with the Project's main electrical, plumbing or HVAC systems, except connections to circuit panels, pipes or ducts within the Premises; and

           (g) upon completion, be shown on accurate "as built" reproducible drawings in the form of reverse sepia transparencies or mylars delivered to
Landlord.

15.2 Tenant Installations. Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. Landlord may require that any work that may affect structural elements or mechanical, electrical, heating, air conditioning, plumbing or other systems be performed by Landlord at Tenant's cost or by a contractor designated by Landlord.

15.3 Mechanics Liens. Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance on Landlord's interest in the Project or any part thereof, shall keep the title to the Project and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless Landlord and Landlord's agents and employees against any claim, loss, cost, demand or legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of

                                       17

material, services or labor for such work. Tenant shall immediately notify
Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and that affects the title to the Project or any part thereof, and shall cause the same to be removed by bonding or otherwise within five days, failing which Landlord may take such action as Landlord deems necessary to remove same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord. If provided by applicable law, Tenant shall cause such postings to be made and notices given as shall prevent any mechanics'
lien for work done for Tenant from attaching to the Project.

ARTICLE 16 ASSIGNMENT AND SUBLETTING

16.1 Consent Required. Tenant shall not assign its interest under this Lease or sublet all or any part of the Premises without Landlord's prior written consent, which shall not be unreasonably withheld. Tenant shall not at any time pledge, hypothecate, mortgage or otherwise encumber its interest under this Lease as security for the payment of a debt or the performance of a contract. Tenant shall not permit its interest under this Lease to be transferred by operation of law. Any purported assignment or sublease made without Landlord's consent shall be void.

16.2 Requests for Approval. Landlord shall be under no obligation to decide whether consent will be given or withheld unless Tenant has first provided to
Landlord: (a) the name and legal composition of the proposed assignee or subtenant and the nature of its business; (b) the use to which the proposed assignee or subtenant intends to put the Premises; (c) the terms and conditions of the proposed assignment or sublease and of any related transaction between
Tenant and the proposed assignee or subtenant; (d) information related to the experience, integrity end financial resources of the proposed assignee or subtenant; (e) such information as Landlord may request to supplement, explain or provide details of the matters submitted by Tenant pursuant to subparagraphs
(a) through (d); and (f) reimbursement for all costs incurred by Landlord, including attorney's fees, in connection with evaluating the request and preparing any related documentation.

16.3 Continued Responsibility. Tenant shall remain fully liable for performance of this Lease, notwithstanding any assignment or sublease, for the entire Lease
Term.

16.4 Excess Proceeds. If consent to an assignment or sublease is given, Tenant shall pay to Landlord, as additional rent, all amounts received from the assignee or subtenant in excess of the amounts otherwise payable by Tenant to
Landlord with respect to the space involved, measured on a per square foot basis.

16.5 Limitations. Without limiting appropriate grounds for withholding consent, it shall not be unreasonable for Landlord to withhold consent if the proposed assignee or subtenant is a tenant in another building owned by Landlord or by an affiliate of Landlord or of any of Landlord's constituent partners or principals or if the use by the proposed assignee or subtenant would contravene this Lease or any restrictive use covenant or exclusive rights granted by Landlord or if the proposed assignee or subtenant does not intend to occupy the Premises for its own use or if the nature of the proposed assignee or subtenant is not compatible with the Project.

16.6 No Waiver. No consent shall constitute consent to any further assignment or subletting.

                                       18

16.7 Transfer by Landlord. Upon a sale or other transfer of the Project (or a portion thereof containing the Premises) by Landlord, Landlord's interest in this Lease shall automatically be transferred to the transferee, the transferee shall automatically assume all of Landlord's obligations under this Lease accruing from and after the date of transfer, and the transferor shall be released of all obligations under this Lease arising after the transfer. Tenant shall upon request attorn in writing to the transferee.

ARTICLE 17 SUBORDINATION AND ATTORNMENT

17.1 Subordination. This Lease is and shall be subject and subordinate in all respects to all existing and future mortgagee or deeds of trust now or hereafter encumbering the Project or any part hereof. The holder of any mortgage or deed of trust may elect to be subordinate to this Lease.

17.2 Lender Protection. Upon a transfer in connection with foreclosure or trustee's sale proceedings or in connection with a default under an encumbrance, whether by deed to the holder of the encumbrance in lieu of foreclosure or otherwise, Tenant, if requested, shall in writing attorn to the transferee, but the transferee shall not be:

        1.     subject to any offsets or defenses which Tenant might have against Landlord; or

        2.     bound by any prepayment by Tenant of more than one month's installment of rent: or

        3.     subject to any liability or obligation of Landlord except those arising after the transfer.

17.3 Documentation. The subordination provisions of this Article shall be self-operating and no further instrument shall be necessary. Nevertheless
Tenant, on request, shall execute and deliver any and all instruments further evidencing such subordination.

17.4 Other Transactions. Landlord may at any time and from time to time grant, receive, dedicate, relocate, modify, surrender or otherwise deal with easements, rights of way, restrictions, covenants, equitable servitudes or other matters affecting the Project without notice to or consent by Tenant.

ARTICLE 18 ESTOPPEL CERTIFICATES

Tenant shall at any time within ten days after written request from Landlord execute, acknowledge and deliver to Landlord a statement in writing: (a)
certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this
Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (b) confirming the commencement and expiration dates of the term; (c) confirming the amount of the security deposit held by Landlord; (d) acknowledging that there are not, to
Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed; and (e) confirming such other matters as to which Landlord may reasonably request confirmation. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises or the Project. If Landlord desires to

                                       19

finance or refinance the Project, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statement shall include the past three years'
financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

ARTICLE 19 QUIET ENJOYMENT

If Tenant pays the rent and observes and performs the terms, covenants and conditions contained in this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord, or any other person lawfully claiming by, through or under Landlord unless otherwise permitted by the terms of this Lease. Tenant acknowledges that the exercise by the Landlord of any of the rights conferred on Landlord under this
Lease and the entry upon the Premises for or in connection with such purposes shall not be deemed to be a constructive or actual eviction of the Tenant and shall not be considered to be a breach of Landlord's covenant of quiet enjoyment.

ARTICLE 20 SURRENDER AND HOLDOVER

20.1 Surrender. Upon the expiration or termination of this Lease or of Tenant's right to possession, Tenant shall surrender the Premises in a clean undamaged condition and shall remove all of Tenant's equipment, fixtures and property and repair all damage caused by the removal. Unless otherwise agreed to in writing by Landlord, such removal shall include, without limitation, the removal of all telephone wire and other telecommunications lines located within the Premises and from the Premises to the central telephone box for the Building. Tenant shall not remove permanent improvements that were provided by Landlord at the commencement of this Lease and shall not remove permanent improvements later installed by Tenant unless directed to do so by Landlord.

20.2 Holdover. If Tenant holds over without Landlord's consent, Tenant shall, at
Landlord's election, be a tenant at will or a tenant from month-to-month. In either case rent shall be payable monthly in advance at a rate equal to two
(200%) times the rate in effect immediately before the holdover began. A holdover month-to-month tenancy may be terminated by either party as of the first day of a calendar month upon at least ten days' prior notice. A holdover tenancy at will is terminable at any time by either party without notice, regardless of whether rent has been paid in advance. Upon a termination under this Section, unearned rent shall be refunded following the surrender of possession provided Tenant is not otherwise in breach of this Lease.

ARTICLE 21 BREACH, DEFAULT, AND REMEDIES

21.1 Default. The following shall constitute Events of Default:

           (a) Tenant's failure to pay rent or any other amount due under this
Lease as due, where such failure shall continue for a period of ten (10) days after the date when such payment is due; or

           (b) Tenant's failure to execute, acknowledge and return a
subordination agreement under Article 17 or an estoppel certificate under
Article 18 within ten days after request: or

                                       20

           (c) Tenant's failure to perform any other obligation under this Lease within fifteen days after notice of nonperformance; provided, however, that if the breach is of such a nature that it cannot be cured within fifteen (15) days, no Event of Default shall be deemed to have occurred by reason of the breach if cure is commenced promptly and diligently pursued to completion within a period not longer than ninety days; and provided further, that in the event of a breach involving an imminent threat to health or safety, Landlord may in its notice of breach reduce the period for cure to such shorter period as may be reasonable under the circumstances; or

           (d) Tenant vacates, abandons, or otherwise ceases to use the Premises on a substantial continuing basis except temporary absence excused by reason of fire, casualty, failure of services or other cause wholly beyond Tenant's control; for these purposes, absence for five consecutive business days shall conclusively be deemed an abandonment.

21.2 Remedies. Upon the occurrence of an Event of Default, Landlord, at any time thereafter without further notice or demand may exercise any one or more of the following remedies concurrently or in succession:

           (a) Terminate Tenant's right to possession of the Premises by legal process or otherwise, with or without terminating this Lease, and retake exclusive possession of the Premises.

           (b) From time to time relet all or portions of the Premises, using reasonable efforts to mitigate Landlord's damages. In connection with any reletting, Landlord may relet for a period extending beyond the term of this
Lease and may make alterations or improvements to the Premises without releasing
Tenant of any liability. Upon a reletting of all or substantially all of the
Premises, Landlord shall be entitled to recover all of its then prospective damages for the balance of the Lease Term measured by the difference between amounts payable under this Lease and the anticipated net proceeds of reletting.

           (c) From time to time recover accrued and unpaid rent and damages arising from Tenant's breach of the Lease, regardless of whether the Lease has been terminated, together with applicable late charges and interest at a rate equal to the lesser of: (i) eighteen percent (18%) per annum, or (ii) the maximum rate allowed by applicable law.

           (d) Enforce the statutory Landlord's lien on Tenant's property.

           (e) Recover all costs, expenses and attorney's fees incurred by
Landlord in connection with enforcing this Lease, recovering possession, reletting the Premises or collecting amounts owed, including, without limitation, costs of alterations, brokerage commissions, and other costs incurred in connection with any reletting.

           (f) Perform the obligation on Tenant's behalf and recover from
Tenant, upon demand, the entire amount expended by Landlord plus 20% for special handling, supervision, and overhead.

           (g) Pursue other remedies available at law or in equity.

                                       21

21.3 Subtenancies. Upon a termination of Tenant's right to possession, whether or not this Lease is terminated: (a) subtenancies and other rights of persons claiming under or through Tenant shall be terminated or (b) Tenant's interest in such subleases or other arrangements shall be assigned to Landlord. Landlord may separately elect termination or assignment with respect to each such subtenancy or other matter.

ARTICLE 22 LANDLORD LIABILITY

Notwithstanding anything to the contrary in this Lease, neither Landlord nor
Landlord's directors, officers, shareholders, employees, agents, constituent partners, beneficiaries, trustees, representatives, successors or assigns
(collectively, "Landlord's Affiliates") shall be personally responsible or liable for any representation, warranty, covenant, undertaking or agreement contained in the Lease, and the sole right and remedy of the Tenant or any subsequent sublessee or assignee shall be against Landlord's interest in the
Project. Neither Tenant nor any subsequent sublessor or assignee shall seek to obtain any judgment imposing personal liability against Landlord, Landlord's
Affiliates, or their successors or assigns nor execute upon any judgment or place any lien against any property other than Landlord's interest in the
Project.

ARTICLE 23 NOTICES

Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Project, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, to the parties at the addresses set forth in Sections 1.14 and
1.15 above, as appropriate, or such other address or addresses as Tenant or
Landlord may from time to time designate by notice given as above provided.
Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered.
Notices not sent in accordance with the foregoing shall be of no force or effect until received by the foregoing parties at such addresses required herein.

ARTICLE 24 BROKERAGE

Tenant warrants and represents that no broker or other person is entitled to claim a commission, broker's fee or other compensation in connection with this
Lease except: (i) brokers or other persons that Landlord may have retained or employed directly, and (ii) brokers whom Tenant has previously specifically designated in writing to Landlord as Tenant's representative as listed in
Section 1 .18. Tenant shall defend, indemnify and hold Landlord harmless from all claims or liabilities arising from any breach of the foregoing representation and warranty.

ARTICLE 25 RELOCATION

Intentionally Omitted

ARTICLE 26 GENERAL

                                       22

26.1 Severability. If any term, covenant or condition of this Lease, or the application thereof, is to any extent held or rendered invalid, it shall be and is hereby deemed to be independent of the remainder of the Lease and to be severable and divisible therefrom, and its invalidity, unenforceability or illegality shall not affect, impair or invalidate the remainder of the Lease or any part thereof.

26.2 No Waiver. The waiver by Landlord of any breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or of any other term, covenant or condition contained in this Lease. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of rent. No term, covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing by Landlord.

26.3 Effect of Payment. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly payment of rent herein stipulated is deemed to be other than on account of the earliest stipulated rent, nor is any endorsement or statement on any check or any letter accompanying any check or payment of rent deemed an acknowledgment of full payment or accord and satisfaction, and
Landlord may accept and cash any check or payment without prejudice to
Landlord's right to recover the balance of the rent due and pursue any other remedy provided in this Lease.

26.4 Delay. If either party is delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reasons of strikes, labor troubles, inability to procure materials or services, power failure, restrictive governmental laws or regulations, riots, insurrection, sabotage, rebellion, war, act of God, or other reason whether of a like nature or not that is beyond the control of the party affected, financial inability excepted, then the performance of that term, covenant or act is excused for the period of the delay and the party delayed shall be entitled to perform such term, covenant or act within the appropriate time period after the expiration of the period of such delay. Nothing in this Section, however, shall excuse Tenant from the prompt payment of any amount payable under this Lease nor from the consequences of Tenant Delay as provided in Exhibit C (if attached).

26.5 Lender Notice. In the event of a material default by Landlord of a sufficiently serious nature that Tenant considers the utility of the Premises to
Tenant to be significantly impaired, Tenant shall give written notice of the default to Landlord and shall simultaneously send a copy of the notice to the holder of any encumbrance, the name and address of whom has previously been furnished in writing to Tenant. If Landlord fails to cure the default within a reasonable time, Tenant shall send a second notice to that effect to the holder of the encumbrance, with a copy to Landlord, and the holder of the encumbrance then shall have a reasonable time, not less then thirty days, to cause the default to be remedied.

26.6 No Offer. The submission of this Lease for examination does not constitute a reservation of an option to lease the Premises, and this Lease becomes effective as a lease only upon its execution and delivery by Landlord and
Tenant.

                                       23

26.7 Successors. All rights and liabilities under this Lease extend to and bind the successors and assigns of Landlord and permitted successors and assigns of
Tenant. No rights, however, shall inure to the benefit of any transferee of the
Tenant unless the transfer has been consented to by the Landlord in writing as provided in Section 16.1. If there is more than one Tenant, they are all bound jointly and severally by the terms, covenants and conditions of this Lease.

26.8 Integration. This Lease and the Exhibits hereto attached, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no other covenants, promises, agreements, conditions or understandings, either oral or written, between them.
No alteration, amendment or addition to this Lease shall be binding upon
Landlord or Tenant unless in writing and signed by Tenant and Landlord.

26.9 WAIVER OF JURY TRIAL. IN ANY LITIGATION BETWEEN LANDLORD AND TENANT, THE
MATTER SHALL BE DECIDED BY A JUDGE SITTING WITHOUT A JURY, AND TENANT
ACCORDINGLY WAIVES ITS RIGHT TO A JURY TRIAL.

26.10 Governing Law. This Lease shall be construed in accordance with and governed by the laws of the State of Arizona.

26.11 Deadlines Enforceable. Time is of the essence of this Lease and of every part hereof.

26.12 Counterparts. This Lease may be executed in counterparts, which together shall constitute a single instrument.

26.13 Additional Provisions:

      Option to Further Extend. Tenant will have the option to extend the term of this Lease for all space then under lease by Tenant in the Building for one period of three (3) years, or for one period of five (5) years, at Tenant's election, subject to the further provisions of this Section 26.13. Such extension of the term of this Lease is referred to as the Extended Term.

           (a) Tenant must exercise the option with respect to the Extended
Term, if at all, by giving written notice of exercise to Landlord on or before
December 1, 2002. Any such notice of exercise by Tenant is called "Tenant's
Notice". Tenant will have no right to extend the Term if Tenant's Notice is not timely delivered.

           (b) It is a condition precedent to Tenant's option to further extend that Tenant not be in default of any material provision of the Lease on the date that Tenant's Notice is given; provided, however, that if Tenant is in default but the cure period has not expired, then this condition shall be deemed satisfied if Tenant cures the default within the permitted cure period.

           (c) The Extended Term will be on the same terms and conditions as the
Lease, except that (i) Tenant's monthly Base Rent will be based on an amount equal to the prevailing market rate ("Market Rate") per rentable square foot at the time of Tenant's Notice; (ii) the Base Year shall be the calendar year 2003;
and (iii) all references in the Lease to the "Lease term" or the

                                       24

"term" will mean the Extended Term. The monthly Base Rent referenced in clause
(i) does not include Tenant's Proportionate Share of the Operating Costs, rental taxes, parking charges or any other sums payable to Landlord under the Lease, all of which sums will remain payable during the Extended Term.

           (d) If Tenant disputes Landlord's determination of the Market Rate,
Tenant may, by giving written notice to Landlord within 15 days following
Tenant's receipt of Landlord's notice of the rent for the Extended Term, withdraw its exercise of the option to extend.

                                    TENANT:

                                        INTEFLUX, INC.
                                        An Arizona Corporation

                                         By: /s/ George Slessman
                                             -----------------------------------
                                             Its: CEO  - Inteflux

                                         Date: 1/04/01

                                    LANDLORD:

                                        SOFI-IV SM OFFICE INVESTORS II, LP, an
                                        Delaware limited partnership

                                        By: Scottsdale Property Management 97,
                                            L.LC., an Arizona limited liability
                                            company, Agent

                                            By
                                               ---------------------------------
                                               Authorized signatory

                                        Date:
                                             -----------------------------------

                                       25